NUVEEN VIRGINIA MUNICIPAL BOND FUND

SUPPLEMENT DATED MAY 26, 2016

TO THE SUMMARY PROSPECTUS DATED SEPTEMBER 30, 2015

Effective May 31, 2016, Stephen J. Candido will be named portfolio manager of Nuveen Virginia Municipal Bond Fund (the “Fund”), replacing the Fund’s former portfolio manager.

Stephen J. Candido, CFA, is Vice President, Portfolio Manager and Senior Research Analyst at Nuveen Asset Management, LLC. Mr. Candido is a portfolio manager and senior research analyst for the Municipal Fixed Income Team, responsible for conducting fundamental credit analysis and contributing to relative value assessments with portfolio managers and traders, primarily for high yield strategies. He specializes in covering land secured credits, including special assessment districts, tax increment financings, and project finance. In addition, he is assigned to the student loan and housing sectors, including student housing. Mr. Candido started working in the financial services industry in 1996 when he joined the firm in the Unit Trust Division. Prior to his current role on the research team, he was an assistant vice president for Nuveen’s Global Structured Products team beginning in 2005. He also served as the manager of the Fixed Income Unit Trust Product Management and Pricing Group starting in 2001 and prior to that held positions as an equity research analyst and fixed income pricing analyst. Mr. Candido earned a B.S. in finance from Miami University in Ohio and an M.B.A. in finance with honors as a member of Beta Gamma Sigma from the University of Illinois-Chicago. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society of Chicago.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-VAS-0516P